UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INTERMEDIATE BOND FUND

FORM N-Q

MARCH 31, 2013

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of Investments (unaudited)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 43.3%
CONSUMER DISCRETIONARY - 2.5%
Automobiles - 0.9%
Daimler Finance NA LLC, Senior Notes	2.950%	1/11/17	$1,060,000	$1,111,968	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,150,000	1,452,005
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	750,000	857,948
Hyundai Capital America, Senior Notes	1.625%	10/2/15	380,000	382,595	(a)

Total Automobiles				3,804,516

Media - 1.2%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,422,325
Comcast Corp., Senior Notes	5.150%	3/1/20	500,000	592,354
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	40,000	40,533
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,140,000	2,276,444
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	40,000	52,069
WPP Finance UK, Senior Notes	8.000%	9/15/14	890,000	977,055

Total Media				5,360,780

Multiline Retail - 0.4%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,559,258

TOTAL CONSUMER DISCRETIONARY				10,724,554

CONSUMER STAPLES - 3.4%
Beverages - 1.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,100,000	1,326,696
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	154,166
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	230,000	226,073
Bottling Group LLC	6.950%	3/15/14	1,310,000	1,388,341
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,050,000	1,227,878
Diageo Capital PLC, Senior Notes	1.500%	5/11/17	140,000	141,931
Heineken NV, Senior Notes	1.400%	10/1/17	190,000	189,136	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	640,000	640,957
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	220,000	231,065	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	680,000	746,848	(a)

Total Beverages				6,273,091

Food & Staples Retailing - 0.5%
Kroger Co., Notes	3.900%	10/1/15	865,000	924,300
Safeway Inc., Senior Notes	3.950%	8/15/20	70,000	71,530
Wal-Mart Stores Inc.	4.250%	4/15/13	930,000	931,233

Total Food & Staples Retailing				1,927,063

Food Products - 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	602,000	718,347
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	490,000	512,354
Mondelez International Inc., Senior Notes	5.375%	2/10/20	548,000	651,998

Total Food Products				1,882,699

Tobacco - 1.0%
Altria Group Inc., Senior Notes	8.500%	11/10/13	400,000	419,084
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	919,963
Altria Group Inc., Senior Notes	2.850%	8/9/22	450,000	442,392
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	680,000	684,270	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	50,000	63,611
Philip Morris International Inc.	5.650%	5/16/18	1,130,000	1,356,842
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	110,000	108,554
Reynolds American Inc., Senior Notes	3.250%	11/1/22	200,000	197,739

Total Tobacco				4,192,455

TOTAL CONSUMER STAPLES				14,275,308

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ENERGY - 5.7%
Energy Equipment & Services - 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	$720,000	$944,812
Transocean Inc., Senior Notes	6.375%	12/15/21	160,000	186,284

Total Energy Equipment & Services				1,131,096

Oil, Gas & Consumable Fuels - 5.4%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	80,577
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,610,000	1,921,715
Apache Corp., Senior Notes	3.250%	4/15/22	750,000	777,968
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	940,000	966,242
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	180,000	190,058
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	50,000	53,083
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	460,000	475,238
ConocoPhillips	5.200%	5/15/18	1,310,000	1,542,543
Devon Energy Corp.	6.300%	1/15/19	1,170,000	1,412,519
Enbridge Energy Partners LP	9.875%	3/1/19	590,000	804,928
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	1,500,000	1,802,710
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	260,000	304,438
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	133,656	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,710,000	1,987,890
Noble Energy Inc., Senior Notes	8.250%	3/1/19	340,000	443,421
Noble Energy Inc., Senior Notes	4.150%	12/15/21	270,000	296,852
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	450,000	473,144
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	730,000	730,676
Pemex Project Funding Master Trust	5.750%	3/1/18	190,000	218,263
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	600,000	627,892
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,357,995
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	520,000	561,076
Petroleos Mexicanos, Notes	8.000%	5/3/19	840,000	1,075,200
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	1,015,000	1,012,463	(a)
Phillips 66, Senior Notes	2.950%	5/1/17	270,000	286,144
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,140,000	1,321,225
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	270,000	281,512	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	1,130,000	1,255,540
Williams Cos. Inc., Notes	7.875%	9/1/21	330,000	421,669

Total Oil, Gas & Consumable Fuels				22,816,637

TOTAL ENERGY				23,947,733

FINANCIALS - 22.9%
Capital Markets - 3.8%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	710,000	847,603
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,170,102	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	2,020,000	1,699,325	(b)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	215,147
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	73,784
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	720,000	729,815
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,720,000	1,999,885
Lehman Brothers Holdings Capital Trust VII	5.857%	5/28/13	6,200,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.850%	8/19/65	360,000	0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	(c)(d)(e)(f)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,500,000	1,674,269
Morgan Stanley	7.300%	5/13/19	2,100,000	2,598,706
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	800,000	904,527
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	783,855
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	370,000	356,313	(a)
UBS AG London, Senior Secured Notes	0.750%	3/24/16	2,530,000	2,526,013	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	489,000	516,230
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	200,000	217,402

Total Capital Markets				16,312,976

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - 11.2%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	$680,000	$723,092
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	250,000	254,987	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	720,000	964,346	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	670,000	674,053
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	890,000	912,671
BNP Paribas SA, Senior Notes	1.205%	1/10/14	690,000	693,084	(b)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	420,000	426,219
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	870,000	878,133	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,799,226	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	681,424	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	680,000	686,739
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	700,000	710,549	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	10,000	10,706
Credit Agricole Home Loan SFH, Secured Bonds	1.052%	7/21/14	400,000	400,930	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,080,000	1,181,250	(a)(b)(g)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	988,823	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	1,530,000	1,553,198	(a)
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	994,741	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	369,737	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	240,000	234,610
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,198,502
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	480,000	478,080
National Australia Bank Ltd., Secured Bonds	1.250%	3/8/18	3,240,000	3,229,029	(a)
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,100,000	1,152,360	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	620,000	649,273	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	1,860,000	1,887,528	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	745,000	996,438	(a)(b)(g)
Royal Bank of Canada, Secured Bonds	3.125%	4/14/15	1,700,000	1,788,400	(a)
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	3,000,000	2,998,200
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	210,000	215,836
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	180,000	185,400
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	1,310,000	1,380,304	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	544,945	(a)
Swedbank AB	2.375%	4/5/17	1,900,000	1,996,900	(a)
U.S. Bancorp	4.200%	5/15/14	1,050,000	1,094,577
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/28/13	3,458,000	3,470,103	(b)(g)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	1,220,000	1,277,538
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	170,000	175,305
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	210,000	209,563
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	420,000	422,822
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,010,000	1,046,421	(a)

Total Commercial Banks				47,536,042

Consumer Finance - 1.7%
American Express Co., Subordinated Debentures	6.800%	9/1/66	820,000	883,550	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	1,860,000	1,975,988
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,020,000	1,073,131	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	740,000	875,668
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	628,050
SLM Corp., Senior Notes	3.875%	9/10/15	600,000	624,773
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	940,000	938,974

Total Consumer Finance				7,000,134

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - 5.4%
Bank of America Corp., Senior Notes	6.500%	8/1/16	$2,985,000	$3,437,771
CDP Financial Inc.	4.400%	11/25/19	1,270,000	1,454,056	(a)
Citigroup Inc., Senior Notes	6.375%	8/12/14	440,000	471,535
Citigroup Inc., Senior Notes	5.500%	10/15/14	470,000	501,535
Citigroup Inc., Senior Notes	6.000%	8/15/17	1,060,000	1,237,627
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,100,000	1,465,473
Citigroup Inc., Senior Notes	5.375%	8/9/20	590,000	690,740
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	910,000	955,527
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,400,000	1,398,177	(a)
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	220,000	223,757
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,020,000	1,207,140
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	267,094
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	1,480,000	1,656,937
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,705,000	1,807,300	(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	298,200	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,350,000	1,525,500	(a)
JPMorgan Chase & Co.	4.400%	7/22/20	490,000	543,179
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	970,000	971,378
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	142,638
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,189,700
SSIF Nevada LP, Senior Notes	1.005%	4/14/14	1,390,000	1,398,304	(a)(b)

Total Diversified Financial Services				22,843,568

Insurance - 0.5%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	292,654
American International Group Inc., Senior Notes	8.250%	8/15/18	500,000	647,757
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	620,000	776,550	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	330,000	440,346	(a)

Total Insurance				2,157,307

Thrifts & Mortgage Finance - 0.3%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	902,204
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	53,469
Stadshypotek AB, Secured Notes	1.875%	10/2/19	390,000	391,131	(a)

Total Thrifts & Mortgage Finance				1,346,804

TOTAL FINANCIALS				97,196,831

HEALTH CARE - 1.9%
Health Care Equipment & Supplies - 0.3%
Baxter International Inc., Senior Notes	5.900%	9/1/16	500,000	581,517
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	448,187
Medtronic Inc., Senior Notes	3.125%	3/15/22	140,000	146,481

Total Health Care Equipment & Supplies				1,176,185

Health Care Providers & Services - 0.8%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	1,260,000	1,357,426
Humana Inc., Senior Notes	3.150%	12/1/22	160,000	158,037
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	510,000	511,439
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	416,794
WellPoint Inc., Notes	5.875%	6/15/17	100,000	117,719
WellPoint Inc., Senior Notes	1.250%	9/10/15	130,000	131,075
WellPoint Inc., Senior Notes	4.350%	8/15/20	540,000	600,710
WellPoint Inc., Senior Notes	3.700%	8/15/21	70,000	73,926
WellPoint Inc., Senior Notes	3.125%	5/15/22	330,000	332,238

Total Health Care Providers & Services				3,699,364

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Life Sciences Tools & Services - 0.3%
Agilent Technologies Inc., Senior Notes	6.500%	11/1/17	$780,000	$934,122
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	280,000	289,634

Total Life Sciences Tools & Services				1,223,756

Pharmaceuticals - 0.5%
AbbVie Inc., Senior Notes	1.750%	11/6/17	690,000	698,391	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	480,000	480,433	(a)
Actavis Inc., Senior Notes	1.875%	10/1/17	180,000	182,099
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	370,000	393,754
Zoetis Inc., Senior Notes	1.875%	2/1/18	210,000	211,354	(a)
Zoetis Inc., Senior Notes	3.250%	2/1/23	150,000	152,112	(a)

Total Pharmaceuticals				2,118,143

TOTAL HEALTH CARE				8,217,448

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.6%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,543,766
United Technologies Corp., Senior Notes	3.100%	6/1/22	840,000	880,388

Total Aerospace & Defense				2,424,154

Airlines - 0.2%
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	140,216	154,939
US Airways Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	812,989	853,638

Total Airlines				1,008,577

Electrical Equipment - 0.4%
Eaton Corp., Senior Notes	1.500%	11/2/17	280,000	280,803	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	1,240,000	1,232,848	(a)

Total Electrical Equipment				1,513,651

Industrial Conglomerates - 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	270,000	270,901
United Technologies Corp., Senior Notes	4.500%	4/15/20	250,000	289,766

Total Industrial Conglomerates				560,667

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	480,000	496,347

Road & Rail - 0.6%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,418,363

TOTAL INDUSTRIALS				8,421,759

INFORMATION TECHNOLOGY - 0.2%
Software - 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	760,000	760,836

MATERIALS - 2.3%
Chemicals - 0.2%
Ecolab Inc., Senior Notes	4.350%	12/8/21	190,000	209,636
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	320,000	397,197
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	180,000	206,533

Total Chemicals				813,366

Metals & Mining - 2.0%
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	680,000	860,176
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	300,000	316,915
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	660,000	662,660
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	230,000	229,156
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	220,000	220,919	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - continued
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	$260,000	$260,868	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	510,000	506,944
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	90,000	97,910
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,148,400
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	637,159
Southern Copper Corp., Senior Notes	3.500%	11/8/22	350,000	348,325
Vale Overseas Ltd., Notes	6.250%	1/23/17	650,000	741,613
Vale Overseas Ltd., Notes	6.875%	11/21/36	50,000	56,793
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,226,000	1,257,932
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	100,000	113,852	(a)
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	530,000	536,023	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	530,000	537,216	(a)

Total Metals & Mining				8,532,861

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	330,000	343,208

TOTAL MATERIALS				9,689,435

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.7%
AT&T Inc., Global Notes	5.500%	2/1/18	1,030,000	1,210,911
AT&T Inc., Global Notes	5.600%	5/15/18	280,000	332,459
AT&T Inc., Senior Notes	1.400%	12/1/17	400,000	397,221
AT&T Inc., Senior Notes	4.450%	5/15/21	120,000	135,035
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	470,000	530,724
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	270,000	280,575
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	200,000	189,152

Total Diversified Telecommunication Services				3,076,077

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV, Notes	2.375%	9/8/16	910,000	936,091
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	1,000,000	1,039,354
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	110,000	146,388

Total Wireless Telecommunication Services				2,121,833

TOTAL TELECOMMUNICATION SERVICES				5,197,910

UTILITIES - 1.2%
Electric Utilities - 0.8%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	750,000	784,597
Exelon Corp., Notes	4.900%	6/15/15	530,000	573,697
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	164,007
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	760,000	768,605
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,020,000	1,031,608

Total Electric Utilities				3,322,514

Multi-Utilities - 0.4%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,160,000	1,578,641

TOTAL UTILITIES				4,901,155

TOTAL CORPORATE BONDS & NOTES (Cost - $176,720,286)				183,332,969

ASSET-BACKED SECURITIES - 10.9%
Access Group Inc., 2005-B A2	0.531%	7/25/22	859,926	846,451	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,280,308	(a)
Ally Auto Receivables Trust, 2012-4 A3	0.590%	1/17/17	1,110,000	1,111,368
American Express Credit Account Master Trust, 2012-3 A	0.353%	3/15/18	1,700,000	1,701,314	(b)
American Express Credit Account Master Trust, 2012-5 A	0.590%	5/15/18	400,000	400,268

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	$250,000	$262,765	(a)
Bank of America Credit Card Trust, 2010-A1 A1	0.503%	9/15/15	2,440,000	2,440,244	(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.603%	9/15/17	1,420,000	1,424,375	(a)(b)
Citibank Credit Card Issuance Trust, 2006-A3 A3	5.300%	3/15/18	2,132,000	2,419,720
Countrywide Asset-Backed Certificates, 2002-BC1	0.864%	4/25/32	224,992	153,286	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.353%	11/15/36	1,912,952	1,636,213	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.644%	5/25/35	544,759	529,534	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.824%	1/25/35	1,199,422	1,153,717	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	647,769	734,623
Educational Funding of the South Inc., 2011-1 A2	0.951%	4/25/35	3,100,000	3,122,298	(b)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.202%	4/25/33	1,520,000	1,524,624	(a)(b)
Ford Credit Auto Lease Trust, 2013-A A2	0.460%	5/15/15	900,000	899,593
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.553%	9/15/16	820,000	821,582	(b)
Golden Credit Card Trust, 2013-1A A	0.452%	2/15/18	1,600,000	1,600,000	(a)(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.702%	2/20/32	325,000	277,124	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.703%	3/13/32	450,000	377,474	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	219,253	217,171	(a)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	430,000	464,250	(a)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	180,000	180,219	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T1 A1	0.898%	1/15/44	1,050,000	1,051,050	(a)
Honda Auto Receivables Owner Trust, 2011-1 A3	1.130%	10/15/14	169,088	169,481
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.464%	3/25/31	134,311	103,361	(b)
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	380,000	380,097
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	700,000	699,492
NCUA Guaranteed Notes, 2010-A1 A	0.553%	12/7/20	2,605,649	2,613,153	(b)
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	650,000	652,638
Nissan Auto Receivables Owner Trust, 2013-A A3	0.500%	5/15/17	1,050,000	1,049,494
Penarth Master Issuer, 2011-1A A1	0.853%	5/18/15	520,000	520,216	(a)(b)
Quest Trust, 2005-X1 M1	0.704%	3/25/35	99,533	98,022	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	251,928	260,645
SLM Student Loan Trust, 2003-04 A5A	1.030%	3/15/33	638,093	637,695	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.030%	3/15/33	2,302,399	2,302,134	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.570%	12/15/25	1,400,000	1,383,561	(a)(b)
SLM Student Loan Trust, 2005-04 A3	0.421%	1/25/27	1,600,000	1,578,501	(b)
SLM Student Loan Trust, 2005-07 A4	0.451%	10/25/29	1,000,000	929,346	(b)
SLM Student Loan Trust, 2011-B A1	1.053%	12/16/24	843,427	848,504	(a)(b)
SLM Student Loan Trust, 2012-06 A3	0.954%	5/26/26	1,500,000	1,513,087	(b)
SLM Student Loan Trust, 2012-07 A1	0.364%	2/27/17	89,373	89,399	(b)
SLM Student Loan Trust, 2013-A A1	0.803%	8/15/22	940,000	939,995	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.984%	6/25/35	296,623	293,183	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	618,201	622,641
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	340,000	339,770
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	350,000	351,663
Volkswagen Auto Loan Enhanced Trust, 2013-1 A3	0.560%	8/21/17	1,200,000	1,199,244

TOTAL ASSET-BACKED SECURITIES (Cost - $45,127,585)				46,204,893

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.6%
ARM Trust, 2004-5 4A1	4.613%	4/25/35	314,227	311,389	(b)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.840%	4/25/35	893,808	770,013	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.791%	10/25/35	$1,090,840	$937,662	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.430%	2/25/36	715,289	711,091	(a)(b)
Countrywide Home Loans, 2004-20 2A1	2.843%	9/25/34	251,010	198,711	(b)
Countrywide Home Loans, 2004-R1 1AF	0.604%	11/25/34	269,413	227,663	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,257,156	815,870
Del Coronado Trust, 2013-HDC A	1.003%	3/15/26	920,000	920,000	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	4.784%	6/25/34	400,832	379,617	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.754%	2/25/48	721,421	722,864	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.904%	12/29/45	1,552,504	1,543,568	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	12,943	14,223
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	1,382	218
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	1,527	1,428
Government National Mortgage Association (GNMA), 2010-H26 LF	0.552%	8/20/58	1,266,115	1,263,717	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.652%	11/20/60	2,784,032	2,790,931	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.702%	2/20/61	875,296	879,382	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.702%	3/20/61	460,851	463,113	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.672%	8/20/61	3,226,320	3,237,519	(b)
Government National Mortgage Association (GNMA), 2012-H30 GA	0.552%	12/20/62	1,282,052	1,278,889	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.604%	3/20/63	3,530,000	3,531,103	(b)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.260%	3/6/20	1,130,000	1,131,758	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.554%	1/25/35	285,093	244,388	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.814%	1/19/35	679,652	682,049	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	50,000	56,297
MASTR ARM Trust, 2004-11 M1	0.844%	11/25/34	579,000	556,787	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.636%	2/25/34	753,949	757,052	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.288%	4/25/35	235,376	226,523	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.931%	8/15/45	1,160,564	128,593	(a)(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	486,104	500,852
SACO I Trust, 2007-VA1 A	9.093%	6/25/21	976,161	1,037,078	(a)(b)
Sequoia Mortgage Trust, 2003-3 A1	0.863%	7/20/33	698,563	671,185	(b)
Structured Asset Mortgage Investments Inc., 2004-AR8 A1	0.883%	5/19/35	1,178,582	1,124,970	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $28,219,133)				28,116,503

MORTGAGE-BACKED SECURITIES - 1.5%
FHLMC - 0.4%
Federal Home Loan Mortgage Corp. (FHLMC)	2.876%	1/1/19	2,971	2,975	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.745%	12/1/34	421,650	449,613	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.773%	7/1/35	1,155,640	1,234,935	(b)

Total FHLMC				1,687,523

FNMA - 0.4%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	5,342	5,609
Federal National Mortgage Association (FNMA)	2.438%	3/1/18	5,800	6,075	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FNMA - continued
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	$12,588	$14,957
Federal National Mortgage Association (FNMA)	2.626%	12/1/34	164,568	176,121	(b)
Federal National Mortgage Association (FNMA)	2.072%	1/1/35	1,535,009	1,632,230	(b)

Total FNMA				1,834,992

GNMA - 0.7%
Government National Mortgage Association (GNMA)	2.037%	6/20/60	2,544,073	2,706,792	(b)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $5,993,661)				6,229,307

MUNICIPAL BONDS - 1.0%
Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	3.089%	5/1/46	2,400,000	2,283,403	(b)

Virginia - 0.4%
Virginia State Housing Development Authority	6.000%	6/25/34	1,635,711	1,780,978

TOTAL MUNICIPAL BONDS (Cost - $3,756,514)				4,064,381

SOVEREIGN BONDS - 2.3%
Canada - 1.0%
Province of Ontario, Senior Bonds	1.100%	10/25/17	1,400,000	1,401,680
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,440,000	1,681,440
Province of Quebec, Notes	2.625%	2/13/23	1,400,000	1,406,300

Total Canada				4,489,420

Germany - 0.1%
FMS Wertmanagement, Senior Bonds	1.000%	11/21/17	370,000	369,963

Japan - 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,806,461

Norway - 0.4%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	1,800,000	1,888,060	(a)

Russia - 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	270,000	295,650	(a)

TOTAL SOVEREIGN BONDS (Cost - $9,399,226)				9,849,554

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 28.3%
U.S. Government Agencies - 5.0%
Farmer Mac	3.000%	9/22/14	120,000	124,950
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,907,507	(a)
Federal Home Loan Bank (FHLB), Bonds	1.000%	11/15/17	2,010,000	2,012,203
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,480,616
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	4,320,000	3,828,444
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,590,000	1,596,266
Resolution Funding Corp. Strip Principal, Bonds	0.000%	10/15/19	2,050,000	1,866,179
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	96,581
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,390,762
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	4,175,363

Total U.S. Government Agencies				21,478,871

U.S. Government Obligations - 23.3%
U.S. Treasury Notes	0.250%	7/15/15	10,600,000	10,591,721
U.S. Treasury Notes	0.750%	6/30/17	16,560,000	16,655,733

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - continued
U.S. Treasury Notes	0.750%	10/31/17	$12,640,000	$12,676,542
U.S. Treasury Notes	0.875%	1/31/18	7,820,000	7,870,705
U.S. Treasury Notes	0.750%	2/28/18	530,000	529,876
U.S. Treasury Notes	1.375%	1/31/20	11,750,000	11,884,021
U.S. Treasury Notes	1.250%	2/29/20	22,030,000	22,064,411
U.S. Treasury Notes	1.625%	11/15/22	12,767,000	12,540,590
U.S. Treasury Notes	2.000%	2/15/23	3,830,000	3,878,472

Total U.S. Government Obligations				98,692,071

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $117,326,862)				120,170,942

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.5%
U.S. Treasury Notes, Inflation Indexed (Cost - $2,143,590)	1.250%	4/15/14	2,088,979	2,158,177

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 3-Year Futures, Put @ $98.38 (Cost - $18,156)		6/14/13	48	3,600

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $388,705,013)				400,130,326

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 4.8%
U.S. Treasury Bills - 1.1%
U.S. Treasury Bills (Cost - $4,699,235)	0.133%	5/16/13	$4,700,000	4,699,235	(h)

Repurchase Agreements - 3.7%
Barclays Capital Inc. repurchase agreement dated 3/28/13; Proceeds at maturity - $15,803,193; (Fully collateralized by U.S. government obligations, 1.000% due 8/31/16; Market value - $16,119,060) (Cost - $15,803,000)	0.110%	4/1/13	15,803,000	15,803,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $20,502,235)				20,502,235

TOTAL INVESTMENTS - 99.2% (Cost - $409,207,248#)				420,632,561
Other Assets in Excess of Liabilities - 0.8%				3,212,911

TOTAL NET ASSETS - 100.0%				$423,845,472

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of March 31, 2013.

(d)	Value is less than $1.

(e)	Illiquid security.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 3-Year Futures, Put	6/14/13	$98.13	48	$1,200
U.S. Treasury 10-Year Notes, Call	5/24/13	133.00	51	21,516

TOTAL WRITTEN OPTIONS (Premiums received - $25,619)				$22,716

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$183,332,969	$0	*	$183,332,969
Asset-backed securities	—	46,204,893	—		46,204,893
Collateralized mortgage obligations	—	28,116,503	—		28,116,503
Mortgage-backed securities	—	6,229,307	—		6,229,307
Municipal bonds	—	4,064,381	—		4,064,381
Sovereign bonds	—	9,849,554	—		9,849,554
U.S. government & agency obligations	—	120,170,942	—		120,170,942
U.S. treasury inflation protected securities	—	2,158,177	—		2,158,177
Purchased options	$3,600	—	—		3,600

Total long-term investments	$3,600	$400,126,726	$0	*	$400,130,326

Short-term investments†	—	20,502,235	—		20,502,235

Total investments	$3,600	$420,628,961	$0	*	$420,632,561

Other financial instruments:
Futures contracts	$51,558	—	—		$51,558

Total	$55,158	$420,628,961	$0	*	$420,684,119

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$22,716	—	—	$22,716
Futures contracts	56,554	—	—	56,554
Credit default swaps on corporate issues - sell protection‡	—	$9,410	—	9,410
Credit default swaps on corporate issues - buy protection‡	—	30,918	—	30,918

Total	$79,270	$40,328	$—	$119,598

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the total notional value of all credit default swaps to sell protection is $860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that

Notes to Schedule of Investments (unaudited) (continued)

particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to Schedule of Investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $63,044. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,935,807
Gross unrealized depreciation	(7,510,494)

Net unrealized appreciation	$11,425,313

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	116	9/14	$28,853,140	$28,857,901	$4,761
U.S. Treasury 5-Year Notes	93	6/13	11,524,552	11,537,086	12,534
U.S. Treasury 10-Year Notes	30	6/13	3,925,269	3,959,532	34,263

					51,558

Contracts to Sell:
90-Day Eurodollar	25	9/13	6,213,356	6,226,875	(13,519)
90-Day Eurodollar	116	9/15	28,755,198	28,770,900	(15,702)
U.S. Treasury 2-Year Notes	10	6/13	2,204,202	2,204,531	(329)
U.S. Treasury 30-Year Bonds	22	6/13	3,156,139	3,178,313	(22,174)
U.S. Treasury Ultra Long-Term Bonds	10	6/13	1,571,108	1,575,938	(4,830)

					(56,554)

Net unrealized loss on open futures contracts					$(4,996)

During the period ended March 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	38	$2,845
Options written	150	49,360
Options closed	(51)	(23,741)
Options exercised	—	—
Options expired	(38)	(2,845)

Written options, outstanding as of March 31, 2013	99	$25,619

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2013[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	$860,000	6/20/18	1.20%	1.000% quarterly	$(9,410)	$(26,813)	$17,403

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2013[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$330,000	3/20/15	1.31%	5.000% quarterly	$(23,728)	$1,268	$(24,996)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	1.31%	5.000% quarterly	(7,190)	534	(7,724)

Total	$430,000				$(30,918)	$1,802	$(32,720)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

Futures Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$3,600	$(22,716)	$51,558	$(56,554)	—	$(24,112)
Credit Risk	—	—	—	—	$(40,328)	(40,328)

Total	$3,600	$(22,716)	$51,558	$(56,554)	$(40,328)	$(64,440)

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$23,152
Written options	26,771
Futures contracts (to buy)	38,745,827
Futures contracts (to sell)	41,302,709

Average notional balance
Credit default swap contracts (to buy protection)	$640,000
Credit default swap contracts (to sell protection)	860,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 24, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 24, 2013